POWER OF ATTORNEY

			   KNOW ALL BY THESE PRESENTS that the
undersigned hereby makes,
constitutes and appoints Vincent E. Estrada, Gary Sindler and Dana M. Park, and any one of them acting singly, the true and lawful attorneys-in-fact, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all of the undersigned's capacities, to:


(1) prepare and execute for and on behalf of the undersigned, in any and all of the undersigned's capacities, any and all statements on Forms 3, 4 and 5 with respect to the undersigned's holdings of and transactions in securities issued by Visicu, Inc. (the "Company") in accordance with Section
16(a) of the Securities Exchange Act of 1934, as amended (the
"Exchange Act"),
and any and all regulations promulgated thereunder, and to file the same, with all exhibits thereto, and any other documents in connection therewith, with the
Securities and Exchange Commission, and
with any other entity when and if such
is required by the Exchange Act or
otherwise;

	    (2) seek or obtain, as the undersigned's representative and on the undersigned's behalf, information on transactions in the Company's securities from any third party, including brokers, employee benefit plan administrators and trustees, and the undersigned hereby authorizes any such person to release any such information to the undersigned and approves and ratifies any such release of information; and

	    (3) perform any and all other acts which in the discretion of such attorney-in-fact are necessary or desirable for and on behalf of the undersigned in connection with the foregoing.


The undersigned acknowledges that:

	    (a) this Power of Attorney
authorizes, but does not require, such
attorneys-in-fact to act in their
discretion on information provided to such attorneys-in-fact without independent verification of such information;

	    (b) any documents
prepared and/or executed by any such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney will be in such form and will contain such information and disclosure as such attorney-in-fact, in his or her discretion, deems necessary or desirable;

	    (c) neither
the Company nor such attorneys-in-fact assume (i) any liability for the undersigned's responsibility to comply with the requirement of the
Exchange Act, (ii) any liability of the undersigned for any failure to comply with such requirements, or (iii) any obligation or liability of the undersigned for profit disgorgement under Section 16(b) of the Exchange Act; and

	    (d) this Power of Attorney does not relieve the undersigned from responsibility for compliance with the undersigned's obligations under the
Exchange Act, including without limitation the reporting requirements under
Section 16 of the Exchange Act.


The undersigned hereby grants such attorneys-in-fact full power and authority to do and perform all and every act and thing whatsoever requisite, necessary or appropriate to be done in and about the foregoing matters as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying all that such attorneys-in-fact, or any of their substitutes, may lawfully do or cause to be done by virtue of this Power of Attorney.

			   This Power of Attorney shall remain in full
force and effect
until the undersigned is no longer required to file
Forms 3, 4 and 5 with
respect to the undersigned's holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to such attorneys-in-fact.

			   IN WITNESS WHEREOF, the undersigned has
caused this Power of
Attorney to be executed as of this 30th day of March, 2006.


							    PVG Associates II L.P.



By:		  /s/ Ralph Sabin
										    --------------------------


							    Print Name:    Ralph Sabin

--------------------------

							    Title:	    Managing
Director
											-------------------------

						  POWER OF ATTORNEY

	    KNOW ALL BY THESE PRESENTS that the
undersigned hereby makes,
constitutes and appoints Vincent E. Estrada, Gary Sindler and Dana M. Park, and any one of them acting singly, the true and lawful attorneys-in-fact, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all of the undersigned's capacities, to:


(1) prepare and execute for and on behalf of the undersigned, in any and all of the undersigned's capacities, any and all statements on Forms 3, 4 and 5 with respect to the undersigned's holdings of and transactions in securities issued by Visicu, Inc. (the "Company") in accordance with Section
16(a) of the Securities Exchange Act of 1934, as amended (the
"Exchange Act"),
and any and all regulations promulgated thereunder, and to file the same, with all exhibits thereto, and any other documents in connection therewith, with the
Securities and Exchange Commission, and
with any other entity when and if such
is required by the Exchange Act or
otherwise;

	    (2) seek or obtain, as the undersigned's representative and on the undersigned's behalf, information on transactions in the Company's securities from any third party, including brokers, employee benefit plan administrators and trustees, and the undersigned hereby authorizes any such person to release any such information to the undersigned and approves and ratifies any such release of information; and

	    (3) perform any and all other acts which in the discretion of such attorney-in-fact are necessary or desirable for and on behalf of the undersigned in connection with the foregoing.


The undersigned acknowledges that:

	    (a) this Power of Attorney
authorizes, but does not require, such
attorneys-in-fact to act in their
discretion on information provided to such attorneys-in-fact without independent verification of such information;

	    (b) any documents
prepared and/or executed by any such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney will be in such form and will contain such information and disclosure as such attorney-in-fact, in his or her discretion, deems necessary or desirable;

	    (c) neither
the Company nor such attorneys-in-fact assume (i) any liability for the undersigned's responsibility to comply with the requirement of the
Exchange Act, (ii) any liability of the undersigned for any failure to comply with such requirements, or (iii) any obligation or liability of the undersigned for profit disgorgement under Section 16(b) of the Exchange Act; and

	    (d) this Power of Attorney does not relieve the undersigned from responsibility for compliance with the undersigned's obligations under the
Exchange Act, including without limitation the reporting requirements under
Section 16 of the Exchange Act.


The undersigned hereby grants such attorneys-in-fact full power and authority to do and perform all and every act and thing whatsoever requisite, necessary or appropriate to be done in and about the foregoing matters as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying all that such attorneys-in-fact, or any of their substitutes, may lawfully do or cause to be done by virtue of this Power of Attorney.

	    This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file
Forms 3, 4 and 5 with respect to the
undersigned's holdings of and
transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to such attorneys-in-fact.

	    IN WITNESS WHEREOF, the undersigned has
caused this Power of Attorney
to be executed as of this 30th day of
January, 2006.



							  PACIFIC VENTURE GROUP II LP


By:

							  /s/ Ralph Sabin

-------------------------------------------
							  Signature



							  Ralph Sabin

-------------------------------------------
							  Print Name



							  Managing Director of the General Partner

-------------------------------------------
							  Title

						  POWER OF ATTORNEY

	    KNOW ALL BY THESE PRESENTS that
the undersigned hereby makes,
constitutes and appoints Vincent E.
Estrada, Gary Sindler and Dana M. Park, and any one of them acting singly, the true and lawful attorneys-in-fact, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all of the undersigned's capacities, to:

	    (1) prepare and execute for and on behalf of the undersigned, in any and all of the undersigned's capacities, any and all statements on Forms 3, 4 and 5 with respect to the undersigned's holdings of and transactions in securities issued by Visicu, Inc. (the
"Company") in accordance with Section
16(a) of the Securities Exchange
Act of 1934, as amended (the "Exchange Act"), and any and all regulations promulgated thereunder, and to file the same, with all exhibits thereto, and any other documents in connection therewith, with the Securities and
Exchange Commission, and with any other entity when and if such is required by the Exchange Act or otherwise;

	    (2) seek or obtain, as
the undersigned's representative and on the undersigned's behalf, information on transactions in the Company's securities from any third party, including brokers, employee benefit plan administrators and trustees, and the undersigned hereby authorizes any such person to release any such information to the undersigned and approves and ratifies any such release of information; and

	    (3) perform any and all other
acts which in the discretion of such
attorney-in-fact are necessary or
desirable for and on behalf of the undersigned in connection with the foregoing.

	    The undersigned acknowledges that:

	    (a) this
Power of Attorney authorizes, but does not require, such

attorneys-in-fact to act in their discretion on information provided to such attorneys-in-fact without independent verification of such information;

	    (b) any documents prepared and/or executed by any such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney will be in such form and will contain such information and disclosure as such attorney-in-fact, in his or her discretion, deems necessary or desirable;

	    (c) neither the Company nor such
attorneys-in-fact assume (i) any
liability for the undersigned's
responsibility to comply with the requirement of the Exchange Act, (ii) any liability of the undersigned for any failure to comply with such requirements, or (iii) any obligation or liability of the undersigned for profit disgorgement under Section 16(b) of the Exchange Act; and


(d) this Power of Attorney does not relieve the undersigned from responsibility for compliance with the undersigned's obligations under the
Exchange Act, including without limitation the reporting requirements under
Section 16 of the Exchange Act.

	    The undersigned hereby
grants such attorneys-in-fact full power and authority to do and perform all and every act and thing whatsoever requisite, necessary or appropriate to be done in and about the foregoing matters as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying all that such attorneys-in-fact, or any of their substitutes, may lawfully do or cause to be done by virtue of this Power of Attorney.


	    This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4 and 5 with respect to the undersigned's holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to such attorneys-in-fact.

	    IN WITNESS
WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 21st day of March, 2006.


							 PVG EQUITY PARTNERS II,
L.L.C.


							 By:		  /s/ Ralph Sabin

-----------------------------

							 Print Name:    Ralph Sabin

										 -----------------------------

							 Title:	    Member
and Managing Director
										 -----------------------------